SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                               -------------------


                                    Form 8-K

                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                        Date of Report: May 14, 2004




Commission          Exact name of registrant as specified in its charter  State of       I.R.S. Employer
File Number         and principal office address and telephone number     Incorporation  I.D. Number

1-14514             Consolidated Edison, Inc.                             New York       13-3965100
                    4 Irving Place, New York, New York 10003
                    (212) 460-4600





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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.     OTHER EVENTS

On May 14, 2004, Consolidated Edison, Inc. ("Con Edison") completed the sale of 14 million of its Common Shares ($0.10 par value) to Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representatives to the several Underwriters named in the Underwriting Agreement dated May 11, 2004 and filed as Exhibit 1 hereto. A portion of the Common Shares sold was registered under the Securities Act of 1933 (the "Act") pursuant to the registration statement on Form S-3 (No. 333-102055) and a portion sold was registered under the Act pursuant to the registration statement on Form S-3 (No. 333-114222), with a combined prospectus being made applicable pursuant to Rule 429.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(c) See Exhibit Index.





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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CONSOLIDATED EDISON, INC.



                                    By: /s/    Joan S. Freilich
                                               Joan S. Freilich
                                          Executive Vice President and
                                             Chief Financial Officer



DATE:  May 14, 2004


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                                Index to Exhibits


Exhibit Description

1 Underwriting Agreement, dated May 11, 2004, between Consolidated Edison, Inc. and Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

5    Opinion and consent of Peter A. Irwin, Esq., Vice President, Legal
     Services.

23 Consent of Peter A. Irwin, Esq., Vice President, Legal Services (included as part of Exhibit 5).